Exhibit 10.2

UNIT PURCHASE AGREEMENT

THIS UNIT PURCHASE AGREEMENT (the “Agreement”) is made as of the ___ day of ____________, 2016 by and among MUSTANG BIO, INC. a Delaware corporation (the “Company”), the investors listed on the Schedule of Investors attached hereto as Exhibit A (each an “Investor” and collectively, the “Investors”).

W I T N E S S E T H:

WHEREAS, the Company desires to sell to the Investors through National Securities Corporation, in its capacity as the “Placement Agent” (the “Placement Agent”) (the “Offering”), and the Investors desire to purchase from the Company Units consisting of 10,000 shares of the common stock of the Company, $0.001 par value per share (the “Common Stock”) and a Common Stock Purchase Warrant, the form of which is attached hereto as Exhibit B, exercisable for 2,500 shares of Common Stock at an exercise price of $8.50 per share (a “Common Stock Warrant” and, together with the shares of Common Stock, a “Unit”) for cash at a price of $65,000 per Unit;

WHEREAS, the Company is currently conducting the Offering pursuant to a private placement memorandum provided herewith (the “Private Placement Memorandum”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1       Purchase and Sale of Units.

1.1       Issuance and Sale of Units.

(a)       Units Issued in the Offering through the Placement Agent. Subject to the terms and conditions of this Agreement, the Investors severally and not jointly agree to purchase at the Closing (as hereafter defined), and the Company agrees to issue and sell to the Investors at the Closing, the amount of Units set forth opposite each Investor’s name on the Signature Page hereto, at a price of $65,000.00 per Unit, for an aggregate purchase price of a minimum of $10,000,000 (the “Minimum Amount”) and up to a maximum of $30,000,000 (the “Maximum Offering Amount”) and the offering of the Units being offered hereunder is hereinafter referred to as the “Offering.” The Company may, in its sole discretion, increase the Maximum Offering Amount from $30,000,000 to $70,000,000.

1.2       Payment. Any Investor purchasing the Units is enclosing with its delivery of its Signature Page hereto a check payable to, or will promptly make a wire transfer payment to, “Signature Bank, as Escrow Agent for Mustang Bio, Inc.” in the full amount of the purchase price of the Units being subscribed for (the “Purchase Price”). Wire instructions are as follows:

Bank Name: Signature Bank

ABA Number: [Routing Number]

A/C Name: Signature Bank, as Escrow Agent for Mustang Bio, Inc.

A/C Number: [Account Number]

FBO: [Investor Name]

[Social Security Number]

[Address]

All payments made by check as provided in this Section 1.2 shall be promptly deposited by the Company or the Placement Agent with Signature Bank (the “Escrow Agent”), and all payments hereunder shall be held in a non-interest-bearing escrow account (the “Escrow Account”) until the earliest to occur of (a) the Closing (as defined below), (b) the rejection of such proposed investment by the Company or the Placement Agent and (c) the termination of the Offering by the Company or the Placement Agent.

1.3       Closing.

(a)       The initial closing of the purchase and sale of Units Preferred under this Agreement (the “Initial Closing”) is expected to be held at the offices of Wyrick Robbins Yates & Ponton LLP, counsel to the Company (“Wyrick”) or remotely via the exchange of documents and signatures), on or about _________, 2016, or such other date as may be agreed to between the Company and the Placement Agent, which period may be extended upon the mutual approval of both the Company and the Placement Agent (the date of a Closing is hereinafter referred to as the “Closing Date”). In the event there is more than one closing, the term “Closing” shall apply to each such closing unless otherwise specified with each Closing occurring after the Initial Closing referred to as a “Subsequent Closing.”

(b)       After the Initial Closing, the Company may sell, on the same terms and conditions as those contained in this Agreement, up to the balance of the Units not sold at the Initial Closing (collectively, the number of Units underlying such amount of Units sometimes referred to herein as the “Additional Units”) in one or more Subsequent Closings, to one or more purchasers (the “Additional Investors”) as shall be determined by the Company in its sole discretion, provided that (i) such Subsequent Closing is consummated on or prior to November 30, 2016 (as may be subsequently extended (x) until December 31, 2016 upon the mutual consent of the Placement Agent and the Company, or, (y) until any other extended date in the event that there shall have occurred any material adverse change in the financial markets of the United States, any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such to make it, in the judgment of the Placement Agent, impracticable to market the Units or enforce contracts for the sale of the Units) and (ii) each Additional Investor shall become a party to this Agreement by executing and delivering a Confidential Purchase Questionnaire and a counterpart Omnibus Signature Page to this Unit Purchase Agreement. Exhibit A to this Agreement shall be updated to reflect the number of Additional Units purchased at each such Subsequent Closing and the Additional Investors purchasing such Additional Units.

(c)       At each Closing, the Company shall deliver the certificates representing the Common Stock and Common Stock Warrants purchased to each Investor participating in such Closing against payment of the Purchase Price to the Company as described above, along with delivery by each such Investor of the Confidential Purchaser Questionnaire to the Placement Agent and a counterpart Omnibus Signature Page to this Unit Purchase Agreement. The Confidential Purchaser Questionnaire is included in the Subscription Booklet provided to Investors separately.

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1.4       Additional Definitions. For purposes of this Agreement, certain capitalized terms are defined under Appendix A.

2       Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that the following is true and accurate as of the date of the Initial Closing:

2.1       Organization and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) or its Bylaws. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2.2       Capitalization. The authorized, issued and outstanding shares of the capital stock of the Company is as set forth in Company’s filings with the SEC (the “SEC Filings”) and all issued and outstanding shares of the Company are validly issued, fully paid and nonassessable. Except as set forth in the SEC Filings, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Private Placement Memorandum and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Certificate of Incorporation, Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

2.3       Subsidiaries. The Company does not own, directly or indirectly, any subsidiaries.

2.4       Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to this Agreement and (ii) the filing of Form D with the SEC and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

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2.5       Issuance of the Shares. The shares of Common Stock and the shares to be issued upon exercise of the Common Stock Warrants (the “Warrant Shares”) are duly authorized and reserved for issuance and, when issued and paid for in accordance with the applicable Transaction Documents, or issued in accordance with the Certificate of Incorporation, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

2.6       Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.7       No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Units, the Common Stock and the Warrant Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Certificate of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

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2.8       Compliance. To the Company’s knowledge, the Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is not or has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

2.9       Absence of Certain Changes. Since the date of the SEC Filings, there has been no change in the business, operations, conditions (financial or otherwise), prospects, assets or results of operations of the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect.

No “Bad Actor” Disqualification. No Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Disqualification Events”). No Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including: the Company; any predecessor or Affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Units; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Units (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor. 2.11 Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement. To the knowledge of the Company, no executive officer of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.12       Intellectual Property. Except as would not reasonably be expected to have a Material Adverse Effect or as disclosed in the SEC Filings, to the Company’s knowledge, (i) the Company owns or possesses the requisite licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, licenses, customer lists and know how (collectively, “Intellectual Property”) necessary to conduct its business, (ii) the Company has not received any communications alleging that the Company has violated or, by conducting its business as conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights or processes of any other person or entity, nor is the Company aware of any basis therefor and (iii) no claim is pending or, to the Company’s knowledge after due inquiry, threatened to the effect that any Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company.

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2.13       Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

2.14       Obligations to Related Parties. Except as disclosed in the Private Placement Memorandum or as would not reasonably be expected to have a Material Adverse Effect, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (i) for payment of salary or other compensation for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, (iii) standard indemnification provisions in the certificate of incorporation and by-laws, and (iv) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors). Except as may be disclosed in the SEC Filings, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation other than its wholly-owned subsidiaries.

2.15       Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents, the shares of Common Stock comprising each Unit or the Warrant Shares.

2.16       Title to Assets. The Company has good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company are held by them under valid, subsisting and enforceable leases with which the Company is in compliance.

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2.17       Certain Fees. Other than the fees payable to the Placement Agent pursuant to the Placement Agent Agreement as disclosed under Section 7.7 of this Agreement, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents except that the proceeds from purchase and sale of the Units shall be used to pay the fee payable to the Placement Agent pursuant to the terms of the Placement Agent Agreement.

2.18       Private Placement. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Units by the Company to the Investors as contemplated hereby.

2.19       Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Units, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

2.20       Financial Statements. The financial statements of the Company included in the SEC Filings (the “Financial Statements”) fairly present in all material respects the financial condition and results of operations of the Company at the dates and for the periods indicated and have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) consistently applied throughout the periods covered thereby, except as may be otherwise specified in such Financial Statements or the notes thereto, and except that unaudited financial statements do not contain all footnotes and do not contain the cash flow statement required by GAAP, and fairly present in all material respects the financial condition of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the most recent balance sheet included as part of the Financial Statements, there has not been to the Company’s knowledge: (i) any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect; or (ii) any other event or condition of any character that, either individually or cumulatively, would reasonably be expected to have a Material Adverse Effect, except for the expenses incurred in connection with the transactions contemplated by this Agreement.

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2.21       Clinical Trials. The pre-clinical studies and clinical trials conducted by or, to the knowledge of the Company, on behalf of the Company that are described in, or the results of which are described in, the Private Placement Memorandum were and, if still pending, are being conducted in all material respects in accordance with protocols filed with the appropriate regulatory authorities for each such study or trial, as the case may be, all applicable statutes, all applicable rules and regulations of the United States Food and Drug Administration (the “FDA”) and, if applicable, comparable regulatory agencies outside of the United States to which they are subject. Each description of the results of such studies and trials contained in the Private Placement Memorandum are, to the Company’s knowledge, accurate and complete in all material respects and fairly presents the data derived from such studies and trials, and, except to the extent disclosed in the Private Placement Memorandum, the Company has no knowledge of any other studies or trials the results of which are inconsistent with, or otherwise call into question, the results described in the Private Placement Memorandum when viewed in the context in which such results are so described and the clinical stage of development. The Company has not received any written notices, correspondence or other written communications from the FDA or from any other U.S. or foreign government or drug regulatory agency (collectively, the “Regulatory Agencies”) requiring or threatening the termination, suspension or material modification of any clinical trials being conducted by or on behalf of the Company that are described in the Private Placement Memorandum. The Company has operated at all times and currently are in compliance in all material respects with all statutes, rules and regulations of the Regulatory Agencies applicable to the conduct of their respective business.

2.22       Licenses and Permits. Except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect, (i) the Company holds, and is operating in compliance with, such permits, licenses, franchises, registrations, exemptions, approvals, authorizations and clearances of any governmental authorities (including, without limitation, the FDA) required for the conduct of its business as currently conducted (collectively, the “Permits”), and all such Permits are in full force and effect; and (ii) the Company has fulfilled and performed all of its obligations with respect to the Permits which were required to be performed prior to the date hereof, and, to the Company’s knowledge, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any Permit. All applications, notifications, submissions, information, claims, reports and statistics, and other data and conclusions derived therefrom, utilized as the basis for any and all requests for a Permit from the FDA or other governmental authority relating to the Company, its business and its products, when submitted to the FDA or other governmental authority by or on behalf of the Company were true, complete and correct in all material respects. Any necessary or required updates, changes, corrections or modification to such applications, submissions, information and data have been submitted to the FDA or other governmental authority, except as would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect. The Company has not received any written notification, correspondence or any other written communication, including written notification of any pending or, to the Company’s knowledge, threatened claim, suit, proceeding, hearing, enforcement, investigation, arbitration or other action brought against it from any governmental authority, including, without limitation, the FDA of potential or actual material non-compliance by, or material liability of, the Company under any Permits. To the Company’s knowledge, there are no facts or circumstances that would reasonably be expected to give rise to any material liability of the Company under any Permit.

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2.23       Compliance with Certain Regulatory Matters. The Company, its officers and directors, and, to the Company’s knowledge, its respective employees and agents have operated and currently are in compliance in all material respects with applicable statutes and implementing regulations administered or enforced by the FDA, or any other federal, state, local, or foreign governmental authority which are applicable to their respective businesses, including, without limitation, the regulations promulgated pursuant to such laws; and any other similar local, state or federal law or regulation applicable to their respective businesses. The Company is not a party to, or has any ongoing reporting obligations pursuant to, any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, plan of correction or similar agreement imposed by any governmental authority. The Company and, to the knowledge of the Company, any of its directors, officers, employees or agents has not been debarred, excluded or suspended from participation in or receiving payment from any federal, state or local government health care program. The Company has not failed to file with the Regulatory Agencies any required filing, declaration, listing, registration, report or submission with respect to their respective products or product candidates that are described in the Private Placement Memorandum as having already been filed by or on behalf of the Company; all such filings, declarations, listings, registrations, reports or submissions were in material compliance with applicable laws when filed; and no deficiencies regarding compliance with applicable law have been asserted against the Company in writing by any applicable Regulatory Agency with respect to any such filings, declarations, listings, registrations, reports or submissions

2.24       Absence of Certain Regulatory Actions. Except as described in the Private Placement Memorandum, or as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company has not had any product or manufacturing site (whether Company-owned or that of a contract manufacturer for Company product candidates) subject to a governmental authority (including, without limitation, the FDA) shutdown or import or export prohibition, nor received any FDA Form 483 or other governmental authority notice of inspectional observations, “warning letters,” or similar correspondence or written notice from the FDA or other governmental authority alleging or asserting material noncompliance with any applicable laws. To the Company’s knowledge, neither the FDA nor any other governmental authority has threatened such action.

2.25       No Integrated Offering. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Units to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

2.26       No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Units by any form of general solicitation or general advertising. The Company has offered the Units for sale only to the Investors and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

2.27       Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

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2.28       Acknowledgment Regarding Investors’ Purchase of Shares. The Company acknowledges and agrees that to its knowledge each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investors’ purchase of the Units. The Company further represents to each Investor that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

2.29       Office of Foreign Assets Control. Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or Affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

2.30       U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon any Investor’s request.

2.31       Bank Holding Company Act. The Company is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). The Company does not own or control, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. The Company does not exercise a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

2.32       Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.33       Statistical and Market-Related Data. The statistical, demographic and market-related data included in the Private Placement Memorandum, as of the date or dates to which they speak, are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

2.34       Use of Proceeds. The Company has no plans to use the proceeds of the Offering to (i) make a loan or any other payment to the Company’s officers, managers or Affiliates, except in the ordinary course of business for services performed (e.g., salary) or reimbursement of business expenses in accordance with the Company’s policies and procedures or (ii) pay any personal expenses of the Company’s officers, managers or Affiliates.

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2.35       No Misstatement or Omission. The documents filed by the Company pursuant the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) when they were filed with the SEC conformed in all material respects to the requirements of the Exchange Act and were filed on a timely basis with the SEC and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any further documents filed with the SEC, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading

3       Representations and Warranties of the Investors. Each of the Investors, severally and not jointly, hereby represents and warrants that:

3.1       Authorization. Investor (i) if a natural person, represents that Investor has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other Transaction Documents and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units and the Warrant Shares, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other Transaction Documents and to carry out the provisions hereof and thereof and to purchase and hold the Units and the Warrant Shares the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom Investor is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which Investor is a party or by which it is bound.

3.2       Purchase Entirely for Own Account. The Units and the Warrant Shares to be purchased by the Investor will be acquired for investment for the Investor’s own account and not with a view to the resale or distribution of any part thereof, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to any person with respect to any of the Units or the Warrant Shares.

3.3       Disclosure of Information. The Investor acknowledges that it has received all the information that it has requested relating to the Company and the purchase of the Units and the Warrant Shares. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Offering of the Units and the Warrant Shares. The Investor acknowledges receipt of the Company’s Private Placement Memorandum. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

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3.4       Investment Experience. Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Units. Investor is able to bear the economic risk of an investment in the Units and, at the present time, is able to afford a complete loss of such investment.

3.5       Accredited Investor. The Investor meets the requirements of at least one of the suitability standards for an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the “SEC”) and as set forth on the Accredited Investor Certification.

3.6       Restricted Securities. Investor understands that the Units and the Warrant Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

3.7       High Risk and Speculative Investment. Investor recognizes that the purchase of the Units involves a high degree of risk including, but not limited to, the risk factors set forth in the Private Placement Memorandum and the following: (i) the Company requires funds in addition to the proceeds of the Offering; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) the Investor may not be able to liquidate its investment; (iv) transferability of the Units and the Warrant Shares is extremely limited; (v) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Common Stock; and (vi) that the Common Stock may not successfully become actively traded. Investor has reviewed the Risk Factors which are set forth in the Company’s SEC Filings.

3.8       General Solicitation. Investor is not purchasing the Units as a result of any advertisement, article, notice, or other communication regarding the Units published in any newspaper, magazine or similar media or broadcast over television or radio or presented in any seminar or any other general solicitation or general advertisement.

3.9       Fees. Other than the fees payable to the Placement Agent as described in Section 7.7 below, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents except that the proceeds from purchase and sale of the Units shall be used to pay the fee payable to the Placement Agent pursuant to the terms of the Placement Agent Agreement.

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3.10       Legends. It is understood that the certificates evidencing the shares sold hereunder may bear the following legend, in addition to any other legends required by applicable law:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE (OR AN AFFIDAVIT OF LOST CERTIFICATE ACCEPTABLE TO THE ISSUER) MUST BE SURRENDERED TO THE ISSUER OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN THE SECURITIES REPRESENTED HEREBY.”

3.11       For ERISA plans only. The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. Investor fiduciary or Plan (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company or any of its Affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, Investor fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its Affiliates.

3.12       OFAC. Investor should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations.

(a)       Investor represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

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(b)       To the best of Investor’s knowledge, none of: (i) Investor; (ii) any person controlling or controlled by Investor; (iii) if Investor is a privately-held entity, any person having a beneficial interest in Investor; or (iv) any person for whom Investor is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. Investor agrees to promptly notify the Company and the Placement Agent should Investor become aware of any change in the information set forth in these representations. Investor understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of Investor, either by prohibiting additional subscriptions from Investor, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose Investor’s identity to OFAC. Investor further acknowledges that the Company may, by written notice to Investor, suspend the redemption rights, if any, of Investor if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(c)       To the best of Investor’s knowledge, none of: (i) Investor; (ii) any person controlling or controlled by Investor; (iii) if Investor is a privately-held entity, any person having a beneficial interest in Investor; or (iv) any person for whom Investor is acting as agent or nominee in connection with this investment is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure, as such terms are defined in the footnotes below.

(d)       If Investor is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if Investor receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, Investor represents and warrants to the Company that: (i) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (ii) the Foreign Bank maintains operating records related to its banking activities; (iii) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (iv) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

3.13       Investment Representations, Warranties and Covenants by Non-United States Persons. Each Investor who is a Non-U.S. person (as that term is defined in Section 3.13(c)) hereby represents and warrants to the Company as follows:

(a)       This Agreement is made by the Company with the Investor, who is a Non-U.S. person, in reliance upon such Non-U.S. person’s representations, warranties and covenants made in this Section 3.13.

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(b)       Such Non-U.S. person has been advised and acknowledges that:

(i)       the Units and the Warrant Shares have not been, and when issued, will not be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country;

(ii)       in issuing and selling the Units to such Non-U.S. person pursuant hereto, the Company is relying upon the “safe harbor” provided by Regulation S and/or on Section 4(2) under the Securities Act;

(iii)       it is a condition to the availability of the Regulation S “safe harbor” that the Units and the Warrant Shares not be offered or sold in the United States or to a U.S. person until the expiration of a one-year “distribution compliance period” (or a six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the Closing Date; and

(iv)       notwithstanding the foregoing, prior to the expiration of the one-year “distribution compliance period” (or six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) after the Closing (the “Restricted Period”), the Units and the Warrant Shares may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person.

(c)       As used herein, the term “United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term “U.S. person” (as defined in Regulation S) means:

(i)       a natural person resident in the United States;

(ii)       any partnership or corporation organized or incorporated under the laws of the United States;

(iii)       any estate of which any executor or administrator is a U.S. person;

(iv)       any trust of which any trustee is a U.S. person;

(v)       any agency or branch of a foreign entity located in the United States;

(vi)       any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

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(vii)       any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and

(viii)       a corporation or partnership organized under the laws of any foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

As used herein, the term “Non-U.S. person” means any person who is not a U.S. person or is deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act.

(d)       Such Non-U.S. person agrees that with respect to the Units and the Warrant Shares, until the expiration of the Restricted Period:

(i)       such Non-U.S. person, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell any of the Units and the Warrant Shares, or any beneficial interest therein in the United States or to or for the account of a U.S. person; and

(ii)       notwithstanding the foregoing, the Units and the Warrant Shares may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person; and

(iii)       such Non-U.S. person shall not engage in hedging transactions with regard to the Units and the Warrant Shares unless in compliance with the Securities Act.

The foregoing restrictions are binding upon subsequent transferees of the Units and the Warrant Shares, except for transferees pursuant to an effective registration statement. Such Non-U.S. person agrees that after the Restricted Period, the Units and the Warrant Shares may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws.

(e)       Non-U.S. person has not engaged, nor is it aware that any party has engaged, and such Non-U.S. person will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Units and the Warrant Shares.

(f)       Such Non-U.S. person: (i) is domiciled and has its principal place of business outside the United States; (ii) certifies it is not a U.S. person and is not acquiring the Units and the Warrant Shares for the account or benefit of any U.S. person; and (iii) at the time of the Closing Date, the Non-U.S. person or persons acting on Non-U.S. person’s behalf in connection therewith will be located outside the United States.

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(g)       At the time of offering to such Non-U.S. person and communication of such Non-U.S. person’s order to purchase the Units and the Warrant Shares and at the time of such Non-U.S. Person’s execution of this Agreement, the Non-U.S. person or persons acting on Non-U.S. person’s behalf in connection therewith were located outside the United States.

(h)       Such Non-U.S. person is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act).

(i)       Such Non-U.S. person acknowledges that the Company shall make a notation in its stock books regarding the restrictions on transfer set forth in this 3.13 and shall transfer such shares on the books of the Company only to the extent consistent therewith.

In particular, such Non-U.S. person acknowledges that the Company shall refuse to register any transfer of the Units and the Warrant Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

(j)       Such Investor understands and agrees that each certificate held by such Non-U.S. person representing the Units and the Warrant Shares, or any other securities issued in respect of the Units and the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required by this Agreement or under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

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3.14       Representations by Non-United States persons. If an Investor is not a United States person, the Investor hereby represents that the Investor is satisfied as to the full observance of the laws of the Investor’s jurisdiction in connection with any invitation to subscribe for the Units and the Warrant Shares or any use of the Transaction Documents, including (i) the legal requirements within the Investor’s jurisdiction for the purchase of the Units and the Warrant Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such securities. The Investor’s subscription and payment for, and the Investor’s continued beneficial ownership of, the Units and the Warrant Shares will not violate any applicable securities or other laws of the Investor’s jurisdiction.

4       Conditions of the Investors’ Obligations at Closing. The obligations of the Investors under subsection 1.2 of this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions:

4.1       Representations and Warranties. The representations and warranties of the Company contained in Section 2 hereof shall be true on and as of the date of such Closing.

4.2       Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3       Suspension of Offering. No order suspending or enjoining the Offering or sale of the Units has been issued, and no proceedings for that purpose or a similar purpose have been initiated or are pending, or, to the best of the Company’s knowledge, are contemplated or threatened.

4.4       No Material Adverse Effect. There shall have been no Material Adverse Effect with respect to the Company since the date hereof.

4.5       Compliance Certificate. The President or Chief Executive Officer of the Company shall deliver to the Placement Agent on behalf of the Investors, at the Closing, a certificate, dated as of the Initial Closing certifying that the conditions specified in Sections 4.1, 4.2, 4.3 and 4.4 have been fulfilled.

4.6       Opinion of Counsel. The Investors and the Placement Agent shall have received from Wyrick an opinion containing certain opinions to be substantially as set forth in Exhibit C, dated as of the date of such Closing, in a form reasonably acceptable to the Placement Agent and counsel to the Placement Agent.

4.7       Offering Amount. With respect to the Initial Closing only, the aggregate amount to be paid for Shares purchased hereunder at such Closing shall be no less than the Minimum Amount.

5       Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Investors under this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions by the Investors:

5.1       Representations and Warranties. The representations and warranties of the Investors contained in Section 3 shall be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of such Closing. All covenants, agreements and conditions contained in this Agreement to be performed by such Investor on or prior to the date of such Closing shall have been performed or complied with in all material respects.

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5.2       Suspension of Offering. No order suspending or enjoining the Offering or sale of the Units has been issued, and no proceedings for that purpose or a similar purpose have been initiated or are pending, or, to the best of the Company’s knowledge, are contemplated or threatened. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale of the Units or requiring any consent or approval of any person, which shall not have been obtained, to issue the Units (except as otherwise provided in this Agreement).

5.3       Payment of Purchase Price. The Investors shall have delivered the purchase price specified in Section 1.2.

6       Covenant Regarding Certificates for Shares. No later than thirty (30) days after each Closing, the Company shall deliver the certificates representing the shares of Common Stock purchased by the Investors in such Closing, as specified in Section 1.

7       Miscellaneous.

7.1       Survival of Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement for a period of one year. The Investors are entitled to rely, and the parties hereby acknowledge that the Investors have so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Company contained herein, irrespective of any independent investigation made by Investors. The Company is entitled to rely, and the parties hereby acknowledge that the Company has so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Investors contained herein, irrespective of any independent investigation made by the Company.

7.2       Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Common Stock or Warrant Shares sold hereunder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.3       Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

7.4       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or by e-mail delivery of a “.pdf” format data file, either of which shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) this Agreement with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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7.5       Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.6       Notices. Unless otherwise provided, any notice, authorization, request or demand required or permitted to be given under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid, or two days after it is sent by an overnight delivery service, or when sent by facsimile with machine confirmation of delivery addressed as follows:

If to the Investors to:

The addresses sent forth on the signature pages attached.

If to Company, to:

Mustang Bio, Inc.

2 Gansevoort Street, 9th Floor

New York, NY 10014

Attn: Chief Executive Officer

With a copy to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, NC 27607-7506

Facsimile: (919) 781-4865

Attn: W. David Mannheim, Esq.

Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

7.7       Compensation of Placement Agent. Each Investor acknowledges that it is aware that the Placement Agent will receive from the Company, in consideration of its services as Placement Agent in respect of the transactions contemplated hereby, (i) selling commissions aggregating 10% of the Purchase Price of the Units to “accredited investors” as that term is defined within the meaning of Rule 501 under the Securities Act introduced to the Company by the Placement Agent (“Qualified Investors”) (excluding the purchase price paid upon exercise of the Warrants), (ii) reimbursement for reasonable and documented expenses incurred by the Placement Agent, not to exceed $20,000, (iii) reasonable and documented expenses of the Placement Agent’s transaction counsel, up to a maximum of $60,000 (iv) escrow fees payable to the escrow agent of up to $4,000, except to the extent the Escrow Agent requires additional fees for additional Closings, and (v) a warrant to purchase shares of Common Stock equal to 10% of the number of Units sold in this offering to Qualified Investors, at an exercise price of $8.50 per share of Common Stock.

7.8       Transaction Expenses; Enforcement of Transaction Documents. The Company and each Investor shall pay their respective costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of the Transaction Documents, the prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

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7.9       Amendments and Waivers. Except as set forth in Section 1.3(b), this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Requisite Holders (as defined below). Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Investor without the written consent of such Investor unless such amendment, termination or waiver applies to all Investors in the same fashion. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 7.9 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Shares purchased under this Agreement at the time outstanding each future holder of all such Shares, and the Company. For purposes hereof, “Requisite Holder(s)” shall mean Investors representing a majority of the Units purchased by the Investors pursuant to this Agreement.

7.10       Adjustment for Stock Split. All references to the number of shares of Common Stock and Warrant Shares and the purchase price of the Units in this Agreement shall be adjusted to reflect any stock split, stock dividend or other change in the Common Stock of the Company which may be made after the date of this Agreement.

7.11       Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.12       Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

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7.13       Independent Nature of Investors. The obligations of each Investor under this Agreement or other transaction document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other transaction document. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Investor to purchase Units pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other transaction document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Except as otherwise provided in this Agreement or any other transaction document, each Investor shall be entitled to independently protect and enforce its rights arising out of this Agreement or out of the other transaction documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor represents and warrants that it has been represented by its own separate legal counsel in connection with the transactions contemplated hereby and acknowledges and understands that Wyrick has served as counsel to the Company only, and the Investors cannot rely upon Wyrick in any manner with regard to their decision to participate in the transactions contemplated hereby. Each Investor also acknowledges and understands that Duane Morris LLP has served as counsel to the Placement Agent only and the Investors cannot rely upon Duane Morris LLP in any manner with regard to their decision to participate in the transactions contemplated hereby.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company:

Mustang Bio, Inc.

a Delaware corporation

By:
	Name:	Michael Weiss
	Title:	President and CEO

Investors:

[TO SIGN AND COMPLETE OMNIBUS SIGNATURE PAGE ANNEXED HERETO]

APPENDIX A

Additional Definitions

For purposes of this Agreement, the following additional capitalized terms shall have the respective definitions set forth below:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Transaction Documents” means this Agreement, the Placement Agent Agreement by and between the Company and the Placement Agent dated as of August 3, 2016, and the warrant to purchase shares of Common Stock to be issued to the Placement Agent in connection with each Closing, together with all exhibits and schedules thereto and hereto.

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